B. Riley & Co. 16th Annual Investor Conference PRESENTATION May 13, 2015 Exhibit 99.1

Cautions about Forward-Looking Statements and Other Notices Legal Notices. Signature Group Holdings, Inc. (the “Company”) has filed a registration statement (including a prospectus and two prospectus supplements) with the Securities and Exchange Commission (“SEC”) for the rights offering to which this communication relates. Before you invest, you should read the prospectus supplements and the base prospectus (collectively, the “prospectus”) included in the Company’s registration statement and other documents we have filed with the SEC for more complete information about us and this offering. The prospectus and the registration statement may be accessed through the SEC’s website at www.sec.gov. Alternatively, we will arrange to send you the prospectus if you request it from: 15301 Ventura Boulevard, Suite 400, Sherman Oaks, California 91403, (805) 435-1255. This prospectus is not an offer to sell and we are not soliciting an offer to buy in any state or other jurisdiction in which the offer or sale is not permitted. THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. Use of Non-GAAP Measures. This presentation includes references to the non-GAAP financial measures of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and, with certain additional adjustments (“Adjusted EBITDA”). Management believes that the non-GAAP measures of EBITDA and Adjusted EBITDA enhance the understanding of the financial performance of Real Alloy’s (the former global recycling and separation alloys business of Aleris Corporation) operations by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that EBITDA and Adjusted EBITDA assist investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because EBITDA and Adjusted EBITDA are not measures recognized under GAAP, they are not intended to be presented herein as a substitute for earnings (loss) from continuing operations, net earnings (loss), net income attributable to Aleris or Real Alloy, or segment income, as indicators of operating performance. EBITDA and Adjusted EBITDA are primarily performance measurements used by our senior management and Board of Directors to evaluate certain operating results. Reconciliation to the GAAP equivalent of the non-GAAP measure of EBITDA and Adjusted EBITDA for Real Alloy is provided in Note 4 on page S-35 of the Prospectus Supplement No. 1 dated January 29, 2015 for the rights offering to which this communication relates as filed with the SEC. Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates and projections about the Company’s and its subsidiaries’ businesses and prospects, as well as management’s beliefs and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about the Company’s long-term investment decisions, further acquisitions, potential de-leveraging and expansion and business strategies; anticipated growth opportunities; the amount of capital-raising necessary to achieve those strategies; rebranding efforts; utilization of federal net operating loss tax carryforwards; additions to the Company’s Board of Directors; the effect of listing on a national securities exchange, including potential improvements to liquidity; Real Alloy’s improvements to operating efficiencies and cost of sales; as well as future performance, growth, operating results, financial condition and prospects. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to the Company’s ability to successfully identify, consummate and integrate acquisitions and/or other businesses; the Company’s ability to successfully rebrand itself with a new name, changes in business or other market conditions; the difficulty of keeping expense growth at modest levels while increasing revenues; the difficulty of making operating and cost improvements; the Company’s ability to successfully defend against current and new litigation and indemnification matters, as well as demands by investment banks for defense, indemnity, and contribution claims; the Company’s ability to access and realize value from its federal net operating loss tax carryforwards; the Company’s ability to identify and recruit management and directors; the Company’s ability to satisfy and maintain the listing requirements of the NASDAQ; and other risks detailed from time to time in the Company’s SEC filings, including but not limited to the most recently filed Annual Report on Form 10-K and subsequent reports filed on Forms 10-Q and 8- K.

Corporate Overview Signature Group Holdings, Inc. Name Change (1) Real Industry, Inc. (from Signature Group Holdings, Inc.) Business Description & Strategy Publicly traded, NOL-rich holding company seeking well-managed and consistently profitable businesses Focused on sectors that include transportation, food, water and energy Ticker NasdaqGS: RELY Shares Outstanding 28,143,606 shares, as of May 1, 2015 NOLs Federal and California NOLs totaling $934M and $995M, respectively, as of 12/31/14. (Federal NOLs do not begin to expire until 2027.) Management & Board Stockholders and seasoned professionals with extensive experience in acquiring, building and managing successful businesses Annual Stockholders Meeting May 28, 2015 in Cleveland, Ohio Subject to stockholder approval.

Organization Holding company structure Key Executives Craig Bouchard, CEO Kyle Ross, CFO 7 members for the Board Corporate staff of 14 employees (Accounting, Tax, Legal, and M&A) $934M Federal NOLs (as of 12/31/14) $25M Preferred Stock Real Alloy Intermediate Holding, LLC (Delaware) Real Alloy Holdings, Inc. (Delaware) Signature Group Holdings, Inc. (Delaware) Signature’s two primary operating companies Acquisition closed February 2015 Issuer of 10% $305M Senior Secured Notes due 2019 (B3/B) Holdco of Real Alloy businesses SGGH, LLC (Delaware) NABCO, LLC -Sold January 2015

Building Value Build a portfolio of operationally countercyclical, well-managed, and profitable companies Execution of accretive acquisitions Minimize common share issuance in future acquisitions Increase liquidity and analyst coverage Parent Objectives Acquisition Criteria Post Closing Priorities First class management Market share leader / competitive edge Strong outlook for organic and acquisitive growth Risk management De-leverage Optimize working capital Manage liquidity Support organic and add-on growth opportunities

1Q15 Financial Statements Note: First quarter results include only 33 days for Real Alloy. See Form 10-Q filing for additional information.

1Q15 Financial Statements Cont’d Note: First quarter results include only 33 days for Real Alloy. See Form 10-Q filing for additional information.

Real Alloy Adjusted EBITDA Reconciliation to Signature Net Earnings Note: First quarter results include only 33 days for Real Alloy. See Form 10-Q filing for additional information and relevant footnotes.

Appendix

Real Alloy Overview Global leader in third-party aluminum recycling Converts aluminum scrap and dross into reusable aluminum and specification alloys Customers are automotive OEMs and suppliers, rolling mills, and extruders 30+ year operating history 24 facilities in North America (18) & Europe (6) 300+ customers worldwide Note: All tonnage information is presented in metric tons. (1) 2014 volume of 1.2 million metric tons, per management of global recycling and specifications business of Aleris. Volume(1) Invoiced by End Use Volume(1) by Region TM

Real Alloy(1) Financial Summary Revenue ($ millions) Volume Invoiced (metric tons in thousands) *Target capex for first 12 months following close of acquisition. (1) Historical financial data is of the global recycling and specification alloy business of Aleris.

Real Alloy(1) Adjusted EBITDA Reconciliation         9 Months Ended Sept 30, LTM Sept 30, ($ millions) 2011 2012 2013 2013 2014 2014 Net income $68.7 $26.4 $19.0 $11.4 $26.0 $33.6 Provision for (benefit from) income taxes 14.6 11.9 4.3 4.3 (0.7) (0.7) Depreciation and amortization 11.0 15.8 21.6 15.4 17.4 23.6 EBITDA $94.3 $54.1 $44.9 $31.1 $42.7 $56.5 Restructuring charges 0.2 2.4 3.3 3.2 2.0 2.1 Unrealized losses (gains) on derivatives 3.2 (1.5) (0.8) 0.2 0.6 (0.4) Net income attributable to NCI 1.0 1.3 1.0 0.8 0.9 1.1 Loss on disposal of assets 0.1 0.8 1.3 0.7 1.7 2.3 Stock based compensation expense related to Real Alloy employees and non-GRSA employees 3.0 4.2 4.8 3.7 3.6 4.7 SG&A allocated from Aleris not directly associated with the business 13.6 12.0 12.6 8.6 9.5 13.5 Excluded entities/facilities (6.7) (3.6) (3.3) (2.2) - (1.1) Medical expense adjustment - - 4.3 3.5 2.3 3.1 Extreme winter weather - - - - 2.1 2.1 Other (3.3) (0.8) 1.4 1.1 1.1 1.4 Adjusted EBITDA $105.4 $68.9 $69.5 $50.7 $66.5 $85.3 Estimated standalone impact (1.2) Standalone Adjusted EBITDA $84.1 (1) Historical financial data is of the global recycling and specification alloy business of Aleris Note: See Prospectus Supplement dated January 29, 2015 for relevant footnotes.